                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                          Date of Report: May 27, 2004
                       (Date of earliest event reported)

    FIRST HORIZON ASSET SECURITIES INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 2004, providing for the issuance of the
     First Horizon Mortgage Pass-Through Trust 2004-4, Mortgage Pass-Through
                          Certificates, Series 2004-4).

                       FIRST HORIZON ASSET SECURITIES INC.
             (Exact name of Registrant as specified in its charter)

        Delaware                    333-110100                     75-2808384
(State of Incorporation)       (Commission File No.)           (I.R.S. Employer
                                                             Identification No.)

           4000 Horizon Way
             Irving, Texas                                           75063
(Address of Principal executive offices)                          (Zip Code)

       Registrant's Telephone Number, Including Area Code: (214) 441-4000

Item 5. Other Events.

     Reference is hereby made to the Registrant's Registration Statement on Form S-3 (File No. 333-110100) filed with the Securities and Exchange Commission (the "Commission") on October 30, 2003 (the "Registration Statement"), pursuant to which the Registrant registered $6,000,000,000 aggregate principal amount of its mortgage pass-through certificates, issuable in various series, for sale in accordance with the provisions of the Securities Act of 1933, as amended. Reference is also hereby made to the Prospectus and the related Prospectus Supplement (collectively, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b)(5) on May 26, 2004, with respect to the Registrant's Mortgage Pass-Through Certificates, Series 2004-4 (the "Offered Securities").

     Pursuant to a Mortgage Loan Purchase Agreement dated as of May 27, 2004 (the "MLPA"), by and between First Horizon Home Loan Corporation ("FHHLC") and the Registrant, FHHLC sold a pool of conventional, fixed rate, one-to four-family residential, first lien mortgage loans (the "Mortgage Loans") to the Registrant. A copy of the MLPA is filed herewith as Exhibit 10.1.

     On May 27, 2004, the Registrant caused the issuance and sale of the Offered Securities. The Offered Securities evidence a beneficial ownership interest in the Mortgage Loans. The Offered Securities were created pursuant to a Pooling and Servicing Agreement dated as of May 1, 2004 (the "Pooling and Servicing Agreement") by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee. A copy of the Pooling and Servicing Agreement is filed herewith as Exhibit 4.1.

     The Offered Securities, having an aggregate principal balance of approximately $407,739,700 have been sold by the Registrant to (i) Bear, Stearns & Co. Inc. ("Bear Stearns") pursuant to an Underwriting Agreement dated as of July 24, 2002 (the "Bear Stearns Underwriting Agreement"), as supplemented by a Terms Agreement dated as of May 24, 2004, each by and among Bear Stearns, the Registrant and FHHLC and (ii) Banc of America Securities LLC ("BofA") pursuant to an Underwriting Agreement dated as of May 23, 2002 (the "BofA Underwriting Agreement"), as supplemented by a Terms Agreement dated as of May 24, 2004, each by and among BofA, the Registrant and FHHLC. The Bear Stearns Underwriting Agreement and the BofA Underwriting Agreement have been previously filed with the Commission and are incorporated herein by reference as Exhibit 1.1 and
Exhibit 1.2, respectively.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

          Exhibit No.   Description
          -----------   ------------

               1.1 Underwriting Agreement dated as of July 24, 2002, by and among Bear Stearns, the Registrant and FHHLC*

               1.2 Underwriting Agreement dated as of May 23, 2002, by and among BofA, the Registrant and FHHLC**

               4.1 Pooling and Servicing Agreement dated as of May 1, 2004, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

              10.1      Mortgage Loan Purchase Agreement dated as of May 27,
                        2004, by and between FHHLC, as Seller, and the Registrant, as Purchaser









     * Previously filed with the Commission on August 6, 2002, as Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)

     * Previously filed with the Commission on June 10, 2002, as Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant as of the date first written above has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             FIRST HORIZON ASSET SECURITIES INC.


June 15, 2004                               By: /s/ Wade Walker
                                                -------------------------------
                                                 Wade Walker
                                                 Senior Vice President -
                                                 Asset Securitization

                               INDEX TO EXHIBITS

Exhibit No.
-----------
    1.1       Underwriting Agreement dated as of July 24, 2002, by and among
              Bear Stearns, the Registrant and FHHLC*

    1.2 Underwriting Agreement dated as of May 23, 2002, by and among BofA, the Registrant and FHHLC**

    4.1 Pooling and Servicing Agreement dated as of May 1, 2004, by and among the Registrant, as Depositor, FHHLC, as Master Servicer, and The Bank of New York, as Trustee

    10.1 Mortgage Loan Purchase Agreement dated as of May 27, 2004, by and between FHHLC, as Seller, and the Registrant, as Purchaser









     * Previously filed with the Commission on August 6, 2002, as Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)

     * Previously filed with the Commission on June 10, 2002, as Exhibit 1.1 to the Registrant's Current Report on Form 8-K (No. 333-73524)




                          STATEMENT OF DIFFERENCES
                          ------------------------

The section symbol shall be expressed as ..................................'SS'